Contract No. 934005R


                                SERVICE AGREEMENT
                       (APLLICABLE TO RATE SCHEDULE AFT-1)


         This Agreement ("Agreement") is made and entered into this 17th day of December, 1998, by and between Algonquin Gas Transmission Company, a Delaware Corporation (herein called "Algonquin"), and The Southern Connecticut Gas Company (herein called "Customer" whether one or more persons).

         WHEREAS, Customer and Pipeline are parties to an executed service agreement dated January 25, 1994, under Pipeline's Rate Schedule AFT-1 (Pipeline's Contract No. 934005); and

         WHEREAS, Pipeline and Customer desire to enter into this Service Agreementto supersede Pipeline's currently effective Contract No. 934005;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:

                                    ARTICLE I
                               SCOPE OF AGREEMENT

         1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule AFT-1, Algonquin agrees to receive from or for the account of Customer for transportation on a firm basis quantities of natural gas tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at all Point(s) of Receipt on any day or in any year a cumulative quantity of natural gas, without the prior consent of Algonquin, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement Quantities:

                    Maximum Daily Transportation Quantity (MDTQ) 16,853 MMBtu

                  Maximum Annual Transportation Quantity (MATQ) 6,151,345 MMBtu;

                       provided,  however,  subject to the  provision of one
                       (1) year prior written notice, either Pipeline or Customer shall have the option to reduce the MDTQ of this Service Agreement by up to 8,427 MMBtu with such reduction to be effective on November 1, 2004 or any November 1 thereafter.

         1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantities; provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Daily Delivery Obligation.

                                   ARTICLE II
                                TERM OF AGREEMENT

         2.1 This Agreement shall become effective as of the first day of the first month after Customer fully executes this Agreement and shall continue in effect for a term ending on and including October 31, 2005 ("Primary Term") and shall remain in force from year to year thereafter unless terminated by either party by written notice one year or more prior to the end of the Primary Term or any successive term thereafter. Algonquin's right to cancel this Agreement upon the expiration of the Primary Term hereof or any succeeding term shall be subject to Customer's rights pursuant to Sections 8 and 9 of the General Terms and Conditions.

         2.2 This Agreement may be terminated at any time by Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.

                                   ARTICLE III
                                  RATE SCHEDULE

         3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule AFT-1 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed. The rate to be charged Customer for transportation hereunder shall not be more than the maximum rate specified under Rate Schedule AFT-1 for service resulting from the conversion of entitlements under former Rate Schedule FTP, nor less than the minimum rate under Rate Schedule AFT-1.

         3.2      This  Agreement  and all terms  and  provisions  contained  or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

         3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule AFT-1, (b) Algonquin's Rate Schedule AFT-1, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule AFT-1. Algonquin agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b), or (c) above are just and reasonable.

                                   ARTICLE IV
                               POINT(S) OF RECEIPT

         Natural gas to be received by Algonquin for the account of Customer hereunder shall be received at the outlet side of the measuring station(s) at or near the Primary Point(s) of Receipt set forth in Exhibit A of the service agreement, with the Maximum Daily Receipt Obligation and the receipt pressure obligation indicated for each such Primary Point of Receipt. Natural gas to be received by Algonquin for the account of Customer hereunder may also be received at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.2 of Rate Schedule AFT-1.

                                    ARTICLE V
                              POINT(S) OF DELIVERY

         Natural gas to be delivered by Algonquin for the account of Customer hereunder shall be delivered on the outlet side of the measuring station(s) at or near the Primary Point(s) of Delivery set forth in Exhibit B of the service agreement, with the Maximum Daily Delivery Obligation and the delivery pressure obligation indicated for each such Primary Point of Delivery. Natural gas to be delivered by Algonquin for the account of Customer hereunder may also be delivered at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.4 of Rate Schedule AFT-1.

                                   ARTICLE VI
                                    ADDRESSES

         Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:

                  (a)      Algonquin:       Algonquin Gas Transmission Company
                                            5400 Westheimer Court
                                            Houston,  TX    77056
                                            Attn:  Vice President, Marketing

                  (b)      Customer:        The Southern Connecticut Gas Company
                                            855 Main Street
                                            Bridgeport, CT  06604
                                            Attn:  Salvatore A. Ardigliano
                                              V.P., Gas Supply & Energy Services

         or such other address as either party shall designate by formal written notice.

                                   ARTICLE VII
                                 INTERPRETATION

         The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

                                  ARTICLE VIII
                           AGREEMENTS BEING SUPERSEDED

         When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto.

          service  agreement   dated   January 25,  1994,  between  Pipeline and
          Customer under Algonquin's Rate Schedule AFT-1 (Pipeline's Contract No. 934005).


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.


                                            ALGONQUIN GAS TRANSMISSION COMPANY

                                            By:     /s/ Tom O'Connor      PMT
                                                                          RMF
                                            Title:  V.P., East Coast Marketing


                                            THE SOUTHERN CONNECTICUT GAS COMPANY

                                            By:     /s/ Sal A. Ardigliano
                                            Title:  Group Vice President


                                    Exhibit A
                               Point(s) of Receipt

                            Dated: December 17, 1998


           To the service agreement under Rate Schedule AFT-1 between
               Algonquin Gas Transmission Company (Algonquin) and
 The Southern Connecticut Gas Company (Customer) concerning Point(s) of Receipt


         Primary                    Maximum Daily               Maximum
         Point of                   Receipt Obligation          Receipt Pressure
         Receipt                        (MMBtu)                     (Psig)

         Lambertville, NJ           16,853                 At any pressure
                                                           requested by
                                                           Algonquin but not in
                                                           excess of 750 Psig.



Signed for Identification

Algonquin:        /s/ Tom O'Connor     JMM

Customer:         /s/ Sal A. Ardigliano


                                    Exhibit B
                              Point(s) of Delivery

                            Dated: December 17, 1998


           To the service agreement under Rate Schedule AFT-1 between
               Algonquin Gas Transmission Company (Algonquin) and
 The Southern Connecticut Gas Company (Customer) concerning Point(s) of Delivery


         Primary                       Maximum Daily           Minimum
         Point of                      Delivery Obligation     Delivery Pressure
         Delivery                      (MMBtu)                 (Psig)

         North Haven, CT               15,813                  199

         Cheshire, CT                  1,040                   Algonquin's line
                                                               pressure as may
                                                               exist from time
                                                               to time.



Signed for Identification

Algonquin:        /s/ Tom O'Connor     JMM

Customer:         /s/ Sal A. Ardigliano